-----------------------
INTERNATIONAL LARGE CAP
-----------------------

Alliance
International Fund

Semi-Annual Report
December 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
February 22, 2002

Dear Shareholder:

This report contains the performance and market activity for Alliance International Fund (the "Fund") for the semi-annual reporting period ended December 31, 2001.

We are pleased to inform shareholders that on January 25, 2002, the Trustees of the Fund approved the acquisition of the net assets of the Fund by AllianceBernstein International Value Fund, ("International Value"). The Trustees of International Value have also approved the Acquisition. Approval of the Acquisition requires the affirmative vote of a majority of the outstanding shares of the Fund, and a special meeting of shareholders of the Fund (the "Special Meeting") is expected to be held in May 2002 for this purpose. Approval of the Acquisition by the shareholders of International Value is not required.

If the Acquisition is approved by the Fund's shareholders, the Fund would transfer all of its assets and liabilities to International Value in exchange for International Value shares of the appropriate classes, which would then be distributed to the Fund shareholders on a relative net asset value basis. The Acquisition will be a tax-free transaction and shareholders of the Fund will not be assessed any sales charges in connection with the Acquisition.

Proxy materials relating to the Special Meeting are expected to be mailed in mid-March 2002 to all shareholders of record as of March 1, 2002 (the "Record Date"). If approved by the shareholders, the Acquisition is expected to be completed within a few weeks after the Special Meeting.

Investment Objective and Policies

This open-end diversified investment company seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects of growth, including U.S. companies having their principal activities and interest outside the U.S., and foreign government securities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index and the Fund's peer group, the Lipper International Funds Average, for the six- and 12-month periods ended December 31, 2001.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

INVESTMENT RESULTS*
Periods Ended December 31, 2001

                ---------------------
                    Total Returns
                ---------------------
                6 Months    12 Months
-------------------------------------
Alliance
International
Fund
   Class A        -3.95%      -20.96%
-------------------------------------
   Class B        -4.41%      -21.69%
-------------------------------------
   Class C        -4.20%      -21.51%
-------------------------------------
MSCI EAFE
Index             -7.95%      -21.21%
-------------------------------------
Lipper
International
Funds
Average           -8.72%      -21.71%
-------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of December 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

      The Lipper International Funds Average for the six- and 12-month periods ended December 31, 2001 reflects the performance of 731 and 696 mutual funds, respectively. These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance for any specific investment, including Alliance International Fund.

      Additional investment results appear on pages 6-9.

The Fund outperformed its benchmark, the MSCI EAFE Index, and the Lipper Average over the six-month period under review as our stock selection broadly added value to the Fund's performance. The Fund also benefited from being overweight in Asia Ex-Japan with an emphasis on Taiwan and Korea. On the other hand, the Fund's overall performance was hurt by our modest overweight in Japan. Nevertheless, we outperformed the MSCI EAFE Index during the six-month period by 4.0%.

The Fund's Class A shares slightly outperformed the Fund's benchmark during the 12-month period under review as a result of our stock selection, particularly in the Pacific Ex-Japan region. We benefited from being overweight in the Pacific Ex-Japan region over the period, even though this region only outperformed in the fourth quarter. Our Asian technology holdings helped over the period, again due to their strong fourth quarter. Our holdings in the European pharmaceutical and financial sectors contributed positively, as well.


--------------------------------------------------------------------------------
2 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Japan was the weak market over the whole year and our overweight bias on Japan hurt our performance. The Japanese financial sector was particularly weak, and our holdings among banks and securities firms hurt our performance. Other domestically sensitive stocks in Japan also hurt our performance, particularly retailer Fast Retailing. Our telecommunications and media holdings around the globe also detracted from our performance over the full 12-month period.

Our holdings in the technology sector, particularly in Asia, strongly supported the Fund's outperformance. Major contributors to our performance during the six-month period were Korean semiconductor manufacturer Samsung Electronics Co., Ltd., the Taiwanese manufacturer of specialized semiconductors Taiwan Semiconductur Manufacturing Co., Ltd., Finnish mobile handset manufacturer Nokia AB OYJ Corp., and UK-based mobile telecommunications service provider Vodafone Group Plc. French pharmaceutical company Sanofi-Synthlabo SA also contributed to the Fund's outperformance during the period, as did UK pay-TV company British Sky Broadcasting Group Plc. in addition to many of our holdings within the European financial sector.

Primary detractors from the Fund's performance over the period were our holdings in domestically-oriented businesses in Japan, particularly money center bank Mizuho Holdings Inc., retailer Fast Retailing Co., Ltd. and brokerage company Nomura Holdings, Inc. Our holding in China Mobile, Ltd., China's largest mobile telecommunications operator, also hurt the Fund's performance as investors have lowered their expectations for China Mobile's revenue growth. Reported annual revenue per subscriber was lower than expected for China Mobile over the period, and the government has indicated its intention of allowing more competition into the Chinese mobile telecommunications market.

Market Commentary

The six-month period ended December 31, 2001 was a turbulent period for the global markets as already weak markets fell sharply in the wake of the U.S. terrorist attacks of September 11. Fortunately, the fourth quarter of 2001 saw optimism return and the markets rebounding, though not quite enough to make up for the poor third quarter results. Altogether, the MSCI EAFE Index was down 8.0% in U.S. dollars over the period.

Investors moved into the less economically sensitive and defensive sectors in the third quarter due to growing concerns of a recession in the U.S. and plummeting corporate earnings. The events of September 11 exacerbated these concerns. Sentiment quickly reversed in the fourth quarter as demand for technology and rising digital random access memory (DRAM) prices saw the technology sector outperform. The consumer discretionary and industrial sectors were also strong in the fourth quarter as expectations rose for an early economic recovery in the U.S.

Nevertheless, over the full six-month period, consumer staples, health care and telecommunications services outperformed, while the more economi-


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

cally sensitive sectors such as technology, consumer discretionary and industrials were the worst performers.

Asia participated aggressively in the fourth quarter rally, particularly the technology-heavy emerging Asian countries. The Pacific Ex-Japan region was the best performing region over the full six-month period with the MSCI Pacific Ex-Japan Index down just 2.5% in U.S. dollars. The emerging Asian countries performed particularly well over the period with Korea up 25.4% in U.S. dollars and Taiwan up 11.5% in U.S. dollars.

On the other hand, the Japanese market was extremely weak over the period. Continuing weak domestic demand, the strain on the banking system and massive structural problems saw many domestically sensitive stocks, especially financials, fall sharply in Japan. The yen depreciated significantly against the dollar over the period which, at least, helped the export-oriented sectors in Japan. Altogether the Japanese market was down 23.1% in U.S. dollars.

In spite of growing evidence that economic conditions in Europe are deteriorating, Europe held up over the six-month period. The markets in Europe were supported by good performance from its telecommunications, financial and pharmaceutical sectors. Overall, the MSCI Europe Index was down 3.3% in U.S. dollars over the period.

Market Outlook

The outlook for the world's equity markets is generally favorable. However, risks do remain. On the positive front, the U.S. economy appears to have bottomed, and recent economic data suggests that a rebound may occur in the coming months. The one cautionary note here concerns the weak employment environment.

Europe is also showing evidence of a pick-up in activity. Japan, on the other hand, continues to suffer from its deflation-driven economic decline. Domestic demand continues to be weak in Japan, with retail sales falling for a record fifth consecutive year in 2001. Rising corporate bankruptcies continue to hobble the already under-capitalized banking system. The government appears to be pinning its hopes on the weak yen, which officials hope will allow Japan to export its way to economic recovery. However, the real problem for Japan lies in its structural problems, and the government is just not able to come to grips with them.

Outside of Japan, there is plenty of other good news for the equity markets. Interest rates are low and liquidity is high, which are favorable conditions for the world's equity markets. The earnings recession appears to be reaching the end of its cycle, which should encourage an increase in capital spending. This is good news for the technology sector, though stock prices have already moved inline with (if not beyond) this expectation. Oil prices appear to have stabilized at their recent lower levels, although we could see them pickup again if the Organization of Petroleum Exporting Countries (OPEC) is successful in its efforts to control output.


--------------------------------------------------------------------------------
4 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

We are hopeful that the economic recovery is not far away and that the Fund's portfolio is positioned to benefit from the expected pickup in economic activity and corporate earnings. We are maintaining our core positions in the technology sector, although we are sensitive to the current valuation levels. We will make necessary adjustments upon weakness in the sector. We have, however, been adding some of the more economically sensitive non-technology stocks in Europe, such as the French electrical equipment company Schneider Electric and the diversified industrial company Atlas Copco. We are maintaining our bias to Asia Ex-Japan and particularly to Korea and Taiwan. On the other hand, we have become increasingly worried about Japan and are looking for the right opportunity to reduce exposure to our domestically oriented holdings there.

Thank you for your interest and investment in Alliance International Fund. We look forward to reporting our continued progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Bruce W. Calvert

Bruce W. Calvert
Senior Vice President


/s/ Edward D. Baker

Edward D. Baker
Vice President

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Bruce W. Calvert

[PHOTO OMITTED] Edward D. Baker

Edward D. Baker, Portfolio Manager, has 24 years of investment experience.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
12/31/91 TO 12/31/01


Lipper International Funds Average: $18,617

MSCI EAFE Index: $15,925

Alliance International Fund Class A: $13,638

  [The following was represented by a mountain chart in the printed material.]

                             Alliance                                 Lipper
                           International        MSCI EAFE         International
                               Fund               Index           Funds Average
-------------------------------------------------------------------------------
     12/31/1991               $ 9,575            $10,000             $10,000
     12/31/1992               $ 9,014            $ 8,815             $ 9,550
     12/31/1993               $11,494            $11,719             $13,124
     12/31/1994               $12,147            $12,664             $13,083
     12/31/1995               $13,373            $14,127             $14,638
     12/31/1996               $14,336            $15,025             $16,605
     12/31/1997               $14,538            $15,335             $17,764
     12/31/1998               $15,940            $18,453             $20,238
     12/31/1999               $21,458            $23,490             $27,613
     12/31/2000               $17,254            $20,211             $23,497
     12/31/2001               $13,638            $15,925             $18,617

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Fund Class A shares (from 12/31/91 to 12/31/01) as compared to the performance of an appropriate broad-based index and the Lipper International Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

The Lipper International Funds Average reflects performance of 63 funds (based on the number of funds in the average from 12/31/91 to 12/31/01). These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance International Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE INTERNATIONAL FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 12/31

     [The following was represented by a bar chart in the printed material.]

             Alliance International Fund--Yearly Periods Ended 12/31
--------------------------------------------------------------------------------
                            Alliance International Fund          MSCI EAFE Index
--------------------------------------------------------------------------------
       12/31/92                        -5.86%                       -11.85%
       12/31/93                        27.51%                        32.94%
       12/31/94                         5.68%                         8.06%
       12/31/95                        10.10%                        11.55%
       12/31/96                         7.20%                         6.36%
       12/31/97                         1.41%                         2.06%
       12/31/98                         9.64%                        20.33%
       12/31/99                        34.62%                        27.30%
       12/31/00                       -19.59%                       -13.96%
       12/31/01                       -20.96%                       -21.21%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
December 31, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $106.3
6/25/81                 Median Market Capitalization ($mil): $36,110
Class B Shares
9/17/90
Class C Shares
5/3/93

COUNTRY BREAKDOWN

   24.5% Japan
   20.4% United Kingdom
   13.2% France
    6.3% South Korea
    4.7% Taiwan
    4.5% Italy
    4.2% Spain                               [PIE CHART]
    3.8% Finland
    3.7% Hong Kong
    3.6% Netherlands
    2.7% Ireland
    2.6% Switzerland
    2.4% Germany
    0.9% Belgium

    2.5% Short-Term

SECTOR BREAKDOWN

   21.5% Technology
   21.1% Finance
   15.4% Consumer Services
   11.6% Health Care
    8.6% Consumer Manufacturing              [PIE CHART]
    6.1% Consumer Staples
    4.6% Energy
    2.7% Basic Industries
    2.5% Capital Goods
    1.8% Utilities
    1.6% Multi-Industry

    2.5% Short-Term

All data as of December 31, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                 1 Year                 -20.96%                     -24.30%
                5 Years                  -0.99%                      -1.85%
               10 Years                   3.60%                       3.15%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                 1 Year                 -21.69%                     -24.82%
                5 Years                  -1.80%                      -1.80%
        Since Inception*                  2.57%                       2.57%

Class C  Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                 1 Year                 -21.51%                     -22.30%
                5 Years                  -1.79%                      -1.79%
        Since Inception*                  2.23%                       2.23%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially, all of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception Dates: 9/17/90, Class B; 5/3/93, Class C.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
December 31, 2001 (unaudited)

                                                                            Percent of
Company                                           U.S. $ Value              Net Assets
---------------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--
   Produces and sells health-care related
   products, foods and chemicals.                $   4,481,108                    4.2%
---------------------------------------------------------------------------------------
BNP Paribas, SA--Attracts deposits and
   offers banking services. The company
   offers consumer, mortgage, commercial
   and industrial loans, foreign exchange
   services, discount securities brokerage
   services, lease financing, factoring,
   international trade financing, private
   banking services and life insurance. The
   company also advises on mergers and
   acquisitions, capital restructuring and
   privatizations.                                   4,132,359                    3.9
---------------------------------------------------------------------------------------
AstraZeneca Plc.--A holding company
   which, through its subsidiaries, researches,
   manufactures and sells pharmaceutical
   and medical products. The group focuses
   its operations on seven therapeutic areas:
   Gastrointestinal, Cardiovascular, Oncology,
   Respiratory, Central Nervous System, Pain
   Control and Anesthesia/Infection.                 4,030,204                    3.8
---------------------------------------------------------------------------------------
Nokia AB OYJ Corp. Series A--Develops and
   manufactures mobile phones and networks
   and systems for cellular and fixed networks.
   The company also develops and supplies
   access networks, multimedia equipment
   and other telecom related products. The
   company markets its products and
   services worldwide.                               4,029,570                    3.8
---------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.,
   Ltd.--Manufactures and markets
   integrated circuits used in computers,
   communications and consumer
   electronics.                                      3,848,498                    3.6
---------------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--Manufactures health
   care products and medical and surgical
   equipment. The company produces
   prescription and generic pharmaceuticals
   primarily for cardiovascular, central nervous
   system and internal medicine disorders
   and oncology.                                     3,848,431                    3.6
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

                                                                            Percent of
Company                                           U.S. $ Value              Net Assets
---------------------------------------------------------------------------------------
Vodafone Group Plc.--Provides mobile
   telecommunications services including
   digital and analog cellular telephone,
   paging and personal communication
   services.                                    $    3,403,415                    3.2%
---------------------------------------------------------------------------------------
Honda Motor Co., Ltd.--Develops,
   manufactures and distributes motorcycles,
   automobiles and power products such as
   generators and farm machinery. The
   company also operates a financial credit
   business. The company has manufacturing
   facilities in the United States, Canada, the
   United Kingdom, France, Italy, Spain,
   Brazil, Mexico, India and Thailand.               3,393,252                    3.2
---------------------------------------------------------------------------------------
BP Plc.--Explores for and produces oil
   and natural gas, refines, markets and
   supplies petroleum products, generates
   solar energy and manufactures and
   markets chemicals. The company's
   chemicals include terephthalic acid,
   acetic acid, acrylonitrile, ethylene and
   polyethylene. The company operates in
   over 100 countries.                               3,307,431                    3.1
---------------------------------------------------------------------------------------
Canon, Inc.--Manufactures office
   automation equipment, cameras and video
   devices. The company's products include
   color laser and high speed copiers,
   mid-range copiers, printers, 35mm
   cameras, broadcasting lenses and other
   optical instruments. The company also
   manufactures and markets medical equipment.       3,270,361                    3.1
---------------------------------------------------------------------------------------
                                                $   37,744,629                   35.5%


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 11

----------------------
SECTOR DIVERSIFICATION
----------------------

SECTOR DIVERSIFICATION
December 31, 2001 (unaudited)

                                                                      Percent of
                                                  U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Basic Industries                               $     2,912,068              2.7%
--------------------------------------------------------------------------------
Capital Goods                                        2,674,562              2.5
--------------------------------------------------------------------------------
Consumer Manufacturing                               9,176,465              8.6
--------------------------------------------------------------------------------
Consumer Services                                   16,407,956             15.4
--------------------------------------------------------------------------------
Consumer Staples                                     6,567,975              6.2
--------------------------------------------------------------------------------
Energy                                               4,936,487              4.7
--------------------------------------------------------------------------------
Finance                                             22,547,096             21.2
--------------------------------------------------------------------------------
Healthcare                                          12,359,743             11.6
--------------------------------------------------------------------------------
Multi-Industry                                       1,700,010              1.6
--------------------------------------------------------------------------------
Technology                                          22,955,527             21.6
--------------------------------------------------------------------------------
Utilities                                            1,930,867              1.8
--------------------------------------------------------------------------------
Total Investments*                                 104,168,756             97.9
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities             2,195,380              2.1
--------------------------------------------------------------------------------
Net Assets                                     $   106,364,136            100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
December 31, 2001 (unaudited)

Company                                                     Shares        U.S. $ Value
--------------------------------------------------------------------------------------
COMMON STOCKS-97.9%

Belgium-0.9%
Interbrew...........................................        35,000       $     957,863
                                                                         -------------

Finland-3.8%
Nokia AB OYJ Corp. Series A.........................       156,340           4,029,570
                                                                         -------------

France-15.5%
Alcatel.............................................        80,480           1,375,242
BNP Paribas, SA.....................................        46,200           4,132,359
Carrefour, SA.......................................        34,610           1,798,889
L'Oreal, SA.........................................        27,800           2,001,628
Orange, SA(a).......................................       103,400             936,825
Sanofi-Synthelabo, SA...............................        51,600           3,848,431
STMicroelectronics NV...............................        73,900           2,371,045
                                                                         -------------
                                                                            16,464,419
                                                                         -------------
Germany-2.4%
Bayerische Motoren Werke (BMW) AG...................        42,000           1,478,379
SAP AG  ............................................         8,000           1,048,135
                                                                         -------------
                                                                             2,526,514
                                                                         -------------
Hong Kong-3.7%
China Mobile (Hong Kong), Ltd. (ADR)(a).............       643,000           2,271,764
Hutchison Whampoa, Ltd. ............................       175,000           1,700,010
                                                                         -------------
                                                                             3,971,774
                                                                         -------------
Ireland-2.7%
CRH Plc. ...........................................       164,576           2,892,835
                                                                         -------------

Italy-4.5%
Alleanza Assicurazioni..............................       285,570           3,138,843
ENI SpA ............................................       130,000           1,629,056
                                                                         -------------
                                                                             4,767,899
                                                                         -------------
Japan-24.6%
Bank of Fukuoka, Ltd. ..............................       193,000             654,087
Canon, Inc. ........................................        95,000           3,270,361
Fast Retailing Co., Ltd. ...........................        10,200             907,809
Honda Motor Co., Ltd. ..............................        85,000           3,393,252
Hoya Corp. .........................................        36,000           2,151,591
Kao Corp. ..........................................        87,000           1,809,595
Mizuho Holdings, Inc. ..............................           273             556,377
Nomura Holdings, Inc. ..............................        87,000           1,115,640
NTT DoCoMo, Inc. ...................................           177           2,080,605
Sankyo Co., Ltd. ...................................        47,300           1,436,944
Shin-Etsu Chemical Co., Ltd. .......................        81,000           2,912,068
Suzuki Motor Corp. .................................       129,000           1,411,999
Takeda Chemical Industries, Ltd. ...................        99,000           4,481,108
                                                                         -------------
                                                                            26,181,436
                                                                         -------------


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                         Shares or
                                                         Principal
                                                            Amount
Company                                                      (000)        U.S. $ Value
--------------------------------------------------------------------------------------
Netherlands-1.4%
Koninklijke Philips Electronics NV..................        48,827       $   1,450,562
                                                                         -------------

South Korea-6.3%
Samsung Electronics Co., Ltd. ......................        12,000           2,558,655
   GDR(b)...........................................        19,900           2,302,430
SK Telecom Co., Ltd. ...............................         9,200           1,884,295
                                                                         -------------
                                                                             6,745,380
                                                                         -------------
Spain-4.2%
Banco Bilbao Vizcaya Argentaria, SA.................       260,950           3,228,212
Telefonica, SA(a)...................................        97,600           1,305,566
                                                                         -------------
                                                                             4,533,778
                                                                         -------------
Switzerland-2.6%
Credit Suisse Group(a)..............................        42,400           1,808,603
Swiss Re(a).........................................         9,300             935,715
                                                                         -------------
                                                                             2,744,318
                                                                         -------------
Taiwan-4.8%
Hon Hai Precision Industry Co., Ltd. (GDR)..........       122,400           1,224,000
Taiwan Semiconductor Manufacturing Co.,
   Ltd.(a)..........................................     1,537,200           3,848,498
                                                                         -------------
                                                                             5,072,498
                                                                         -------------
United Kingdom-20.5%
AstraZeneca Plc. ...................................        89,480           4,030,204
BP Plc. ............................................       426,020           3,307,431
British Sky Broadcasting Group Plc.(a)..............       197,770           2,173,711
BT Group Plc.(a)....................................       170,000             625,301
CGNU Plc. ..........................................       186,758           2,294,328
Reuters Group Plc. .................................       132,770           1,312,588
Royal Bank of Scotland Group Plc. ..................        82,300           2,000,579
Standard Chartered Plc. ............................       225,000           2,682,353
Vodafone Group Plc. ................................     1,302,346           3,403,415
                                                                         -------------
                                                                            21,829,910
                                                                         -------------
Total Common Stocks
   (cost $119,180,874)..............................                       104,168,756
                                                                         -------------

SHORT-TERM INVESTMENT-2.6%

Time Deposit-2.6%
Royal Bank of Canada
   1.63%, 1/02/02
   (cost $2,700,000)................................        $2,700           2,700,000
                                                                         -------------

Total Investments-100.5%
   (cost $121,880,874)..............................                       106,868,756
Other assets less liabilities-(0.5%)................                          (504,620)
                                                                         -------------

Net Assets-100%.....................................                     $ 106,364,136
                                                                         =============


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a)   Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, this security amounted to $2,302,430 or 2.16% of net assets.

      Glossary of Terms:

      ADR - American Depositary Receipt.

      GDR - Global Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
December 31, 2001 (unaudited)

Assets

Investments in securities, at value (cost $121,880,874) ................   $ 106,868,756
Cash ...................................................................          38,154
Foreign cash, at value (cost $35,460) ..................................          35,717
Receivable for investment securities sold and foreign
   currency contracts ..................................................       5,210,467
Receivable for shares of beneficial interest sold ......................       1,330,870
Dividends and interest receivable ......................................         154,707
                                                                           -------------
Total assets ...........................................................     113,638,671
                                                                           -------------
Liabilities
Payable for investment securities purchased and foreign
   currency contracts ..................................................       5,353,681
Payable for shares of beneficial interest redeemed .....................       1,348,686
Advisory fee payable ...................................................         216,765
Distribution fee payable ...............................................          51,015
Accrued expenses .......................................................         304,388
                                                                           -------------
Total liabilities ......................................................       7,274,535
                                                                           -------------
Net Assets .............................................................   $ 106,364,136
                                                                           =============
Composition of Net Assets
Shares of beneficial interest, at par ..................................   $     109,582
Additional paid-in capital .............................................     139,068,270
Distributions in excess of net investment income .......................      (3,006,055)
Accumulated net realized loss on investments
   and foreign currency transactions ...................................     (14,796,191)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities .........................     (15,011,470)
                                                                           -------------
                                                                           $ 106,364,136
                                                                           =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($53,799,676 / 5,263,857 shares of beneficial interest
   issued and outstanding) .............................................          $10.22
Sales charge--4.25% of public offering price ...........................             .45
                                                                                  ------
Maximum offering price .................................................          $10.67
                                                                                  ======
Class B Shares
Net asset value and offering price per share
   ($35,806,892 / 3,933,216 shares of beneficial interest
   issued and outstanding) .............................................          $ 9.10
                                                                                  ======
Class C Shares
Net asset value and offering price per share
   ($10,622,341 / 1,165,358 shares of beneficial interest
   issued and outstanding) .............................................          $ 9.12
                                                                                  ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($6,135,227 / 595,770 shares of beneficial interest
   issued and outstanding) .............................................          $10.30
                                                                                  ======

See notes to financial statements


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended December 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $50,877)........................ $          399,020
Interest.......................................             32,204   $         431,224
                                                ------------------
Expenses
Advisory fee...................................            516,402
Distribution fee--Class A......................             74,125
Distribution fee--Class B......................            180,695
Distribution fee--Class C......................             53,996
Transfer agency................................            318,284
Custodian......................................            128,438
Administrative.................................             69,000
Printing.......................................             52,896
Audit and legal................................             46,956
Registration...................................             30,949
Trustees' fees.................................             20,175
Miscellaneous..................................             21,059
                                                ------------------
Total expenses.................................          1,512,975
Less: expenses waived by Adviser
   (see Note B)................................            (77,460)
                                                ------------------
Net expenses...................................                              1,435,515
                                                                     -----------------
Net investment loss............................                             (1,004,291)
                                                                     -----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment transactions...                            (10,173,689)
Net realized gain on foreign currency
   transactions................................                                  1,090
Net change in unrealized
   appreciation/depreciation of:
   Investments.................................                              8,007,703
   Foreign currency denominated assets
      and liabilities..........................                                 21,326
                                                                     -----------------
Net loss on investments and foreign
   currency transactions.......................                             (2,143,570)
                                                                     -----------------
Net Decrease in Net Assets from
   Operations..................................                      $      (3,147,861)
                                                                     =================

See notes to financial statements.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                      Six Months
                                                        Ended
                                                     December 31,          Year Ended
                                                         2001               June 30,
                                                      (unaudited)             2001
                                                  ==================   =================
Increase (Decrease) in Net Assets
from Operations
Net investment loss............................   $       (1,004,291)  $      (1,206,475)
Net realized loss on investments and
   foreign currency transactions...............          (10,172,599)         (2,503,518)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities..........            8,029,029         (53,383,933)
                                                  ------------------   -----------------
Net decrease in net assets from
   operations..................................           (3,147,861)        (57,093,926)
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A.....................................                   -0-        (15,883,069)
   Class B.....................................                   -0-        (11,960,420)
   Class C.....................................                   -0-         (4,000,454)
   Advisor Class...............................                   -0-         (1,645,486)
Distributions in excess of net realized gain
   on investments and foreign currency
   transactions
   Class A.....................................                   -0-           (675,621)
   Class B.....................................                   -0-           (508,763)
   Class C.....................................                   -0-           (170,168)
   Advisor Class...............................                   -0-            (69,994)
Transactions in Shares of Beneficial
Interest
Net increase (decrease)........................          (18,853,590)         16,640,143
                                                  ------------------   -----------------
Total decrease.................................          (22,001,451)        (75,367,758)
Net Assets
Beginning of period............................          128,365,587         203,733,345
                                                  ------------------   -----------------
End of period..................................   $      106,364,136   $     128,365,587
                                                  ==================   =================

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. The Adviser has agreed to waive that portion of its advisory fee on the first $500 million of the quarter end net assets in excess of the annualized rate of .85 of 1%. For the six months ended December 31, 2001, such waiver amounted to $77,460. Pursuant to the advisory agreement, the Fund paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $222,241 for the six months ended December 31, 2001.

For the six months ended December 31, 2001, the Fund's expenses were reduced by $2,735 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $136,399 from the sale of Class A shares and $4,523, $18,286 and $819 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2001, amounted to $100,320, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,467,115 and $1,116,466 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $18,807,108 and $30,190,886, respectively, for the six months ended December 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended December 31, 2001.

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $6,658,235 and gross unrealized depreciation of investments was $21,670,353 resulting in net unrealized depreciation of $15,012,118 excluding foreign currency transactions.

Capital losses incurred after October 31 ("post October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

The Fund incurred and will elect to defer net capital losses of $6,843,705 during fiscal year 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At December 31, 2001, the Fund had no outstanding forward foreign exchange currency contracts.


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                   ----------------------------------    ------------------------------------
                                Shares                                   Amount
                   ----------------------------------    ------------------------------------
                   Six Months Ended                      Six Months Ended
                       December 31,                          December 31,
                               2001        Year Ended                2001          Year Ended
                        (unaudited)     June 30, 2001         (unaudited)       June 30, 2001
                   --------------------------------------------------------------------------
Class A
Shares sold              17,554,159        28,514,217       $ 171,285,533       $ 370,584,026
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 -0-        1,075,401                  -0-         14,163,030
---------------------------------------------------------------------------------------------
Shares converted
   from Class B              97,465           110,084             958,962           1,539,809
---------------------------------------------------------------------------------------------
Shares redeemed         (18,623,235)      (27,968,567)       (183,834,788)       (365,853,261)
---------------------------------------------------------------------------------------------
Net increase
   (decrease)              (971,611)        1,731,135       $ (11,590,293)      $  20,433,604
=============================================================================================
Class B
Shares sold               1,102,888         2,116,013       $   9,590,006       $  26,910,632
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 -0-          904,962                  -0-         10,741,898
---------------------------------------------------------------------------------------------
Shares converted
   to Class A              (109,219)         (121,493)           (958,962)         (1,539,809)
---------------------------------------------------------------------------------------------
Shares redeemed          (1,425,364)       (2,314,873)        (12,501,583)        (29,562,150)
---------------------------------------------------------------------------------------------
Net increase
   (decrease)              (431,695)          584,609       $  (3,870,539)      $   6,550,571
=============================================================================================
Class C
Shares sold               3,524,170         7,739,511       $  30,769,626       $  93,284,606
---------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions                 -0-          235,486                  -0-          2,795,221
---------------------------------------------------------------------------------------------
Shares redeemed          (3,853,394)       (7,646,951)        (34,242,342)        (93,068,195)
---------------------------------------------------------------------------------------------
Net increase
   (decrease)              (329,224)          328,046       $  (3,472,716)      $   3,011,632
=============================================================================================


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                ------------------------------------   -------------------------------------
                              Shares                                  Amount
                ------------------------------------   -------------------------------------
                Six Months Ended                       Six Months Ended
                    December 31,                           December 31,
                            2001          Year Ended               2001           Year Ended
                     (unaudited)       June 30, 2001        (unaudited)        June 30, 2001
                ----------------------------------------------------------------------------
Advisor Class
Shares sold              225,361             304,045        $ 2,219,724         $  4,632,285
--------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions              -0-            117,193                 -0-           1,553,976
--------------------------------------------------------------------------------------------
Shares redeemed         (215,654)         (1,123,394)        (2,139,766)         (19,541,925)
--------------------------------------------------------------------------------------------
Net increase
   (decrease)              9,707            (702,156)       $    79,958         $(13,355,664)
=============================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2001.

NOTE H

Subsequent Event

On January 25, 2002, the Trustees of Alliance International Fund ("AIF") approved the acquisition of the assets and liabilities of AIF (the "Acquisition") by AllianceBernstein International Value Fund, a series of AllianceBernstein Trust ("International Value"). The Trustees of International Value similarly approved the Acquisition on January 24, 2002. Approval of the Acquisition also requires the affirmative vote of a majority of the outstanding shares of AIF and a special meeting of shareholders of AIF is expected to be held in May 2002 for this purpose. Approval of the Acquisition by the shareholders of International Value is not required. If the Acquisition is approved by the AIF shareholders, AIF would, prior to the Acquisition, liquidate approximately 90% of its investment portfolio, which would entail brokerage costs and will reduce the net asset value of AIF. AIF would then transfer all of its assets and liabilities to International Value in exchange for International Value shares of the appropriate classes, which would then be distributed to AIF shareholders on a relative net asset value basis. Proxy materials relating to the


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Special Meeting are expected to be mailed in mid-March 2002 to all AIF shareholders of record as of March 1, 2002 (the "Record Date"). If approved by AIF shareholders, the Acquisition is expected to close within a few weeks after the Special Meeting. A shareholder who buys shares of AIF after the Record Date will not be entitled to vote those shares on the Acquisition but may request a copy of the proxy materials. The Acquisition is expected to be a tax-free transaction and shareholders of AIF will not be assessed any sales charges in connection with the Acquisition.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                ----------------------------------------------------------------------------------------------
                                                                            Class A
                                ----------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                December 31,                                 Year Ended June 30,
                                        2001         -------------------------------------------------------------------------
                                 (unaudited)             2001            2000            1999            1998             1997
                                 ---------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $  10.64         $  19.65       $   16.24       $   18.55       $   18.69       $    18.32
                                    ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) .       (.08)(b)         (.06)(b)        (.04)(b)        (.04)(b)        (.01)(b)          .06
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................       (.34)           (5.53)           4.64            (.75)           1.13             1.51
                                    ------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...       (.42)           (5.59)           4.60            (.79)           1.12             1.57
                                    ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............         -0-              -0-             -0-             -0-             -0-            (.12)
Distributions in excess of net
  investment income .............         -0-              -0-             -0-           (.48)           (.05)              -0-
Distributions from net realized
  gain on investments and
  foreign currency transactions .         -0-           (3.28)          (1.19)          (1.04)          (1.21)           (1.08)
Distributions in excess of net
  realized gain on investments
  and foreign currency
  transactions ..................         -0-            (.14)             -0-             -0-             -0-              -0-
                                    ------------------------------------------------------------------------------------------
Total dividends and distributions         -0-           (3.42)          (1.19)          (1.52)          (1.26)           (1.20)
                                    ------------------------------------------------------------------------------------------
Net asset value, end of period ..   $  10.22         $  10.64       $   19.65       $   16.24       $   18.55       $    18.69
                                    ==========================================================================================
Total Return
Total investment return based
  on net asset value(c) .........      (3.95)%         (31.81)%         29.18%          (3.95)%          6.79%            9.30%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $ 53,800         $ 66,331       $  88,507       $  78,303       $ 131,565       $  190,173
Ratio to average net assets of:
  Expenses, net of waivers ......       2.34%(e)         1.89%(d)        1.81%(d)        1.80%(d)        1.65%            1.74%(d)
  Expenses, before waivers ......       2.48%(e)         2.03%           1.95%           1.91%           1.80%            1.74%
  Expenses, before waivers
    excluding interest expense ..       2.48%(e)         2.03%           1.94%(f)        1.91%           1.80%            1.74%
  Net investment income (loss) ..      (1.53)%(b)(e)     (.42)%(b)       (.21)%(b)       (.25)%(b)       (.05)%(b)         .31%
Portfolio turnover rate .........         36%              89%            154%            178%            121%              94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                --------------------------------------------------------------------------------------------
                                                                          Class B
                                --------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                December 31,                                   Year Ended June 30,
                                        2001         -----------------------------------------------------------------------
                                 (unaudited)             2001           2000            1999           1998             1997
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $   9.52         $  18.16       $  15.19        $  17.41        $  17.71        $  17.45
                                    ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ..........       (.10)(b)         (.16)(b)       (.17)(b)        (.16)(b)        (.16)(b)        (.09)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................       (.32)           (5.06)          4.33            (.68)           1.07            1.43
                                    ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...       (.42)           (5.22)          4.16            (.84)            .91            1.34
                                    ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............         -0-              -0-            -0-           (.34)             -0-             -0-
Distributions from net realized
  gain on investments and
  foreign currency transactions .         -0-           (3.28)         (1.19)          (1.04)          (1.21)          (1.08)
Distributions in excess of net
  realized gain on investments
  and foreign currency
  transactions ..................         -0-            (.14)            -0-             -0-             -0-             -0-
                                    ----------------------------------------------------------------------------------------
Total dividends and distributions         -0-           (3.42)         (1.19)          (1.38)          (1.21)          (1.08)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period ..   $   9.10         $   9.52       $  18.16        $  15.19        $  17.41        $  17.71
                                    ========================================================================================
Total Return
Total investment return based
  on net asset value(c) .........      (4.41)%         (32.50)%        28.27%          (4.56)%          5.92%           8.37%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $ 35,807         $ 41,538       $ 68,639        $ 55,724        $ 71,370        $ 77,725
Ratio to average net assets of:
  Expenses, net of waivers ......       3.14%(e)         2.68%(d)       2.60%(d)        2.61%(d)        2.49%           2.58%(d)
  Expenses, before waivers ......       3.28%(e)         2.82%          2.74%           2.74%           2.64%           2.58%
  Expenses, before waivers
    excluding interest expense ..       3.28%(e)         2.82%          2.74%(f)        2.74%           2.64%           2.58%
  Net investment loss ...........      (2.35)%(b)(e)    (1.25)%(b)      (.96)%(b)      (1.02)%(b)       (.90)%(b)       (.51)%
Portfolio turnover rate.....              36%              89%           154%            178%            121%             94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                --------------------------------------------------------------------------------------------
                                                                          Class C
                                --------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                December 31,                                   Year Ended June 30,
                                        2001         -----------------------------------------------------------------------
                                 (unaudited)              2001          2000            1999             1998           1997
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $   9.52         $   18.16      $  15.19        $  17.42        $   17.73       $  17.46
                                    ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a) ..........       (.10)(b)          (.15)(b)      (.16)(b)        (.16)(b)         (.15)(b)       (.09)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................       (.30)            (5.07)         4.32            (.69)            1.05           1.44
                                    ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...       (.40)            (5.22)         4.16            (.85)             .90           1.35
                                    ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............         -0-               -0-           -0-           (.34)              -0-            -0-
Distributions from net realized
  gain on investments and
  foreign currency transactions .         -0-            (3.28)        (1.19)          (1.04)           (1.21)         (1.08)
Distributions in excess of net
  realized gain on investments
  and foreign currency
  transactions ..................         -0-             (.14)           -0-             -0-              -0-            -0-
                                    ----------------------------------------------------------------------------------------
Total dividends and distributions         -0-            (3.42)        (1.19)          (1.38)           (1.21)         (1.08)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period ..   $   9.12         $    9.52      $  18.16        $  15.19        $   17.42       $  17.73
                                    ========================================================================================
Total Return
Total investment return based
  on net asset value(c) .........      (4.20)%          (32.50)%       28.27%          (4.62)%           5.85%          8.42%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $ 10,622         $  14,225      $ 21,180        $ 16,876        $  20,428       $ 23,268
Ratio to average net assets of:
  Expenses, net of waivers ......       3.09%(e)          2.64%(d)      2.57%(d)        2.61%(d)         2.48%          2.56%(d)
  Expenses, before waivers ......       3.23%(e)          2.78%         2.70%           2.75%            2.63%          2.56%
  Expenses, before waivers
    excluding interest expense          3.23%(e)          2.78%         2.70%(f)        2.75%            2.63%          2.56%
Net investment loss.........           (2.30)%(b)(e)     (1.22)%(b)     (.94)%(b)      (1.02)%(b)        (.90)%(b)      (.51)%
Portfolio turnover rate.....              36%               89%          154%            178%             121%            94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                --------------------------------------------------------------------------------------------
                                                                       Advisor Class
                                --------------------------------------------------------------------------------------------
                                  Six Months
                                       Ended                                                                      October 2,
                                December 31,                           Year Ended June 30,                        1996(g) to
                                        2001         --------------------------------------------------------       June 30,
                                 (unaudited)              2001             2000           1999           1998           1997
                                 -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $  10.70         $   19.72       $    16.24      $   18.54      $   18.67       $  17.96
                                    ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss)(a) .       (.06)(b)          (.04)(b)          .01(b)         .01(b)         .02(b)         .16
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................       (.34)            (5.56)            4.66           (.75)          1.13           1.78
                                    ----------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...       (.40)            (5.60)            4.67           (.74)          1.15           1.94
                                    ----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............         -0-               -0-              -0-          (.01)          (.02)          (.15)
Distributions in excess of net
  investment income .............         -0-               -0-              -0-          (.51)          (.05)            -0-
Distributions from net realized
  gain on investments and
  foreign currency transactions .         -0-            (3.28)           (1.19)         (1.04)         (1.21)         (1.08)
Distributions in excess of net
  realized gain on investments
  and foreign currency
  transactions ..................         -0-             (.14)              -0-            -0-            -0-            -0-
                                    ----------------------------------------------------------------------------------------
Total dividends and distributions         -0-            (3.42)           (1.19)         (1.56)         (1.28)         (1.23)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of period ..   $  10.30         $   10.70       $    19.72      $   16.24      $   18.54       $  18.67
                                    ========================================================================================
Total Return
Total investment return based
  on net asset value(c) .........      (3.74)%          (31.77)%          29.64%         (3.62)%         6.98%         11.57%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $  6,135         $   6,272       $   25,407      $  33,949      $  47,154       $  8,697
Ratio to average net assets of:
  Expenses, net of waivers ......       2.05%(e)          1.58%(d)         1.55%(d)       1.57%(d)       1.47%          1.69%(d)(e)
  Expenses, before waivers ......       2.19%(e)          1.72%            1.69%          1.70%          1.62%          1.69%(e)
  Expenses, before waivers
    excluding interest expense          2.19%(e)          1.72%            1.68%(f)       1.70%          1.62%          1.69%(e)
Net investment income (loss)           (1.26)%(b)(e)      (.32)%(b)         .04%(b)        .04%(b)        .13%(b)       1.47%(e)
Portfolio turnover rate.....              36%               89%             154%           178%           121%            94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b)   Net of fees waived by Adviser.

(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                             Year        Year       Year      Period
                            Ended       Ended      Ended       Ended
                         June 30,    June 30,   June 30,    June 30,
                             2001        2000       1999        1997
                  --------------------------------------------------
    Class A                 1.87%       1.79%      1.78%       1.73%
    Class B                 2.67%       2.59%      2.59%       2.58%
    Class C                 2.63%       2.55%      2.59%       2.56%
    Advisor Class           1.57%       1.53%      1.55%       1.69%

(e)   Annualized.

(f)   Net of interest expense of .005% on credit facility. (see Note G)

(g)   Commencement of distribution.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $455 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 41 of the FORTUNE 100 companies and public retirement funds in 43 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 640 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/01.


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 33

--------
TRUSTEES
--------

TRUSTEES

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Bruce W. Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE INTERNATIONAL FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE INTERNATIONAL FUND

Alliance International Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INTSR1201